Exhibit 10.11

TERCICA, INC.

(a Delaware corporation)

AMENDMENT TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amendment to Amended and Restated Investors’ Rights Agreement (this “Amendment”) is entered into as of February 27, 2004.

WHEREAS, Tercica, Inc., a Delaware corporation (the “Company”), and certain stockholders of the Company are parties to that certain Amended and Restated Investors’ Rights Agreement dated July 9, 2003 (the “Rights Agreement”); and

WHEREAS, the Company has filed with the Securities and Exchange Commission a Registration Statement on Form S-1 (No. 333-108729) (as amended form time to time, the “Registration Statement”) for the underwritten public offering of shares of the Company’s Common Stock (the “Public Offering”); and

WHEREAS, the Company and the undersigned, who collectively hold the power to amend the Rights Agreement pursuant to Section 5.1 thereof, wish to amend the Rights Agreement in connection with the Public Offering; and

WHEREAS, the Company and the undersigned acknowledge that the parties to the Rights Agreement will benefit from the Public Offering:

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the parties hereto agree as follows:

Section 1. The first paragraph of Subsection (a) of Section 2.5 of the Rights Agreement is amended and restated in its entirety to read as follows:

“(a) Request for Registration. If (x) the Company shall receive at any time after the earlier of (a) four years from the closing date of the Series A Financing or (b) 180 days after the effective date of the closing of a bona fide, firmly underwritten public offering in which the Preferred Stock converts to Common Stock (whether as a result of an automatic conversion pursuant to a Qualified IPO or pursuant to the affirmative vote or written consent to effect such conversion, on or before June 15, 2004, from (x) the holders of at least a majority of the outstanding shares of Preferred Stock, voting together as a separate class, and (y) the holders of at least sixty percent (60%) of the outstanding shares of Series B Preferred Stock), a written request from the Initiating Holders that the Company file a registration statement with respect to the Registrable Securities; provided:”

Section 2. Section 2.14 of the Rights Agreement is amended and restated in its entirety to read as follows:

“2.14 Standoff Agreement. Each Holder agrees, in connection with the closing of a bona fide, firmly underwritten public offering in which the Preferred Stock converts to Common Stock (whether as a result of an automatic conversion pursuant to a Qualified IPO or pursuant to the affirmative vote or written consent to effect such conversion, on or before June 15, 2004, from (x) the holders of at least a majority of the outstanding shares of Preferred Stock, voting together as a separate class, and (y) the holders of at least sixty percent (60%) of the outstanding shares of Series B Preferred Stock), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration, if any), without the prior written consent of the underwriters, for one hundred eighty (180) days from the effective date of such registration; provided, that such restrictions shall not apply to the sale of any shares to an underwriter pursuant to the underwriting agreement, and provided further that the officers and directors of the Company who own stock of the Company and all greater than one percent

(1%) stockholders of the Company, on a Fully Diluted Basis, also agree to such restrictions. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such restricted period, and each Holder hereby agrees that, if so requested, such Holder will execute an agreement in the form provided by the managing underwriter containing terms which are essentially consistent with the provisions of this Section 2.14.”

Section 3. Section 2.15 of the Rights Agreement is amended and restated in its entirety to read as follows:

“2.15 Termination of Registration Rights. The rights granted under this Section 2 shall terminate on the earlier to occur of the following: (i) the fifth anniversary of the closing of a bona fide, firmly underwritten public offering in which the Preferred Stock converts to Common Stock (whether as a result of an automatic conversion pursuant to a Qualified IPO or pursuant to the affirmative vote or written consent to effect such conversion, on or before June 15, 2004, from (x) the holders of at least a majority of the outstanding shares of Preferred Stock, voting together as a separate class, and (y) the holders of at least sixty percent (60%) of the outstanding shares of Series B Preferred Stock); or (ii) as to a particular Holder, when such Holder is eligible to sell all of its Registrable Securities (together with any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144 under the Securities Act) within a 90 day period in reliance on Rule 144 under the Securities Act.”

Section 4. Subsection (i) of Section 3.2(f) of the Rights Agreement is amended and restated in its entirety to read as follows:

“(i) The closing of a bona fide, firmly underwritten public offering in which the Preferred Stock converts to Common Stock (whether as a result of an automatic conversion pursuant to a Qualified IPO or pursuant to the affirmative vote or written consent to effect such conversion, on or before June 15, 2004, from (x) the holders of at least a majority of the outstanding shares of Preferred Stock, voting together as a separate class, and (y) the holders of at least sixty percent (60%) of the outstanding shares of Series B Preferred Stock); or”

Section 5. Section 4.5 of the Rights Agreement is amended and restated in its entirety to read as follows:

“4.5 Termination of Covenants. The covenants set forth in Sections 4.1, 4.2 and 4.3 shall terminate and be of no further force or effect immediately prior to the closing of the Company’s first firm commitment underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act. The covenants set forth in Sections 4.6, 4.7 and 4.10 shall terminate and be of no further force or effect immediately prior to the closing of a bona fide, firmly underwritten public offering in which the Preferred Stock converts to Common Stock (whether as a result of an automatic conversion pursuant to a Qualified IPO or pursuant to the affirmative vote or written consent to effect such conversion, on or before June 15, 2004, from (x) the holders of at least a majority of the outstanding shares of Preferred Stock, voting together as a separate class, and (y) the holders of at least sixty percent (60%) of the outstanding shares of Series B Preferred Stock).”

Section 6. Notwithstanding Section 5.8 of the Rights Agreement, this Amendment, collectively with the Rights Agreement, the Genentech Rights Agreement (as defined in the Rights Agreement) and any Amendment to such Genentech Rights Agreement, constitute the full and entire understanding and agreement between the parties regarding the matters set forth in the Rights Agreement.

Section 7. Except as set forth herein, the Rights Agreement shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

TERCICA, INC.

By:	/s/ Timothy P. Lynch

Name:	Timothy P. Lynch

Title:	Chief Financial Officer

[Signature page to Amendment to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

MPM BIOVENTURES III, LP		MPM ASSET MANAGEMENT INVESTORS 2002 BVIII LLC

By:	MPM BioVentures III GP, L.P., its General Partner	By:	/s/ Dennis Henner Dennis Henner Manager
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Dennis Henner
Series A Member

MPM BIOVENTURES III-QP, LP		MPM BIOEQUITIES FUND GMBH & CO. KG

By:	MPM BioVentures III GP, L.P., its General Partner	By:	MPM BioEquities GP, L.P., in its capacity as the Managing Limited Partner

By:	MPM BioVentures III LLC, its General Partner	By:	MPM BioEquities GP LLC, its General Partner

By:	/s/ Dennis Henner	By:	/s/ Robert W. Liptak
	Dennis Henner		Robert W. Liptak
	Series A Member		Manager

MPM BIOVENTURES III PARALLEL FUND, LP		MPM BIOEQUITIES MASTER FUND, LP

By:	MPM BioVentures III GP, L.P., its General Partner	By:	MPM BioEquities GP, L.P., its General Partner

By:	MPM BioVentures III LLC, its General Partner	By:	MPM BioEquities GP LLC, its General Partner

By:	/s/ Dennis Henner	By:	/s/ Robert W. Liptak
	Dennis Henner		Robert W. Liptak
	Series A Member		Manager

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

		By:	MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner

		By:	MPM BioVentures III LLC, its General Partner

		By:	/s/ Dennis Henner
Dennis Henner
Series A Member

[Signature page to Amendment to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

PROSPECT VENTURE PARTNERS II, L.P.

By:	Prospect Management Co. II, LLC, its General Partner

By:	/s/ Alex Barkas
Alex Barkas Managing Member

PROSPECT ASSOCIATES II, L.P.

By:	Prospect Management Co. II, LLC, its General Partner

By:	/s/ Alex Barkas
Alex Barkas Managing Member

[Signature page to Amendment to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

RHO VENTURES IV, L.P.		RHO VENTURES IV (QP), L.P.

By:	Rho Management Ventures IV, L.L.C., General Partner	By:	Rho Management Ventures IV, L.L.C., General Partner

By:	/s/ Mark Leschly	By:	/s/ Mark Leschly

Name:	Mark Leschly	Name:	Mark Leschly

Title:	Managing Partner	Title:	Managing Partner

RHO VENTURES IV GMBH & CO. BETILIGUNGS KG		RHO MANAGEMENT TRUST I

By:	Rho Capital Partners Verwaltungs GmbH, General Partner	By:	Rho Capital Partners, Inc., as Investment Adviser

By:	/s/ Mark Leschly	By:	/s/ Mark Leschly

Name:	Mark Leschly	Name:	Mark Leschly

Title:	Managing Partner	Title:	Managing Partner

[Signature page to Amendment to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

MEDIMMUNE VENTURES, INC.

By:	/s/ Wayne T. Hockmeyer, Ph. D.
Wayne T. Hockmeyer, Ph.D. President

[Signature page to Amendment to Amended and Restated Investors’ Rights Agreement]